Exhibit 10.14.1

TERMINAL SERVICES AGREEMENT AMENDMENT No. 2

THIS Amendment No. 2 is dated and effective as of November 30, 2006 (“Amendment No. 2”) among HORIZON LINES OF ALASKA, LLC (“Horizon Alaska”), HORIZON LINES, LLC (together with Horizon Alaska, hereinafter referred to as “Carrier”) and APM TERMINALS NORTH AMERICA INC. (“Contractor”).

RECITALS

A. Horizon and APMT entered into that certain Stevedoring and Terminal Services Agreement dated as of May 9, 2004, as amended by an Amendment No. 1 dated as of December 12, 2004 (“Amendment No. 1”) (as amended, the “Terminal Agreement”).

B. The parties hereby intend to amend the Terminal Agreement as described below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions. All terms used herein, unless otherwise specified, shall have the meaning ascribed to them in the Terminal Agreement.

2.	Revise Section 3(a) of the Terminal Agreement to change the date from “December 10, 2007” to December 10, 2010.

3.	In Section 3(b) of the Terminal Agreement, as amended by Amendment No. 1, change the reference from “thirty” days to “ninety” days.

4.	Section 6(a) of the Terminal Agreement is deleted in its entirety and replaced with the following: “[Intentionally left blank]”.

5.	Add the following as Section 8 (j):

“Contractor shall not be required to begin vessel operations if the applicable terminal manager at that Terminal, after discussing the issue with the Vessel master, reasonably believes that safety violations or deficiencies exist relating to the Vessels, This sentence will not preclude the terminal manager from terminating vessel operations on a temporary basis prior to discussing the issue with the Vessel master. After the terminal manager discusses the issue with the Vessel master, the Carrier shall work diligently to cure such violation or deficiency. If corrected to the reasonable satisfaction of Contractor, then Contractor shall commence vessel operations.”

6.	Add the following as Section 8(k):

“Carrier shall comply with applicable federal, state and local rules, regulations and laws. Carrier will be liable for all costs incurred by Contractor as a result of Carrier’s failure to comply with such rules, regulations and laws applicable to Carrier.”

7.	Amend Section 10 as follows:

a.	Replace Section 10(b) in its entirety with the following:

“Contractor shall be liable for damage to or loss of cargo attributed to Contractor’s proportionate share of negligence that is proven; however Contractor’s liability to Carrier or any cargo interests shall be limited to the liability of a carrier exercising all rights, protections and limitations of liability under the Carriage of Goods by Sea Act (“COGSA”) and the $500 per package limitation of COGSA, regardless of the amount of Carrier’s liability to any person. If any person brings a claim against Contractor related to transport by Carrier (including the period prior or subsequent to loading or unloading to/from Carrier’s Vessels) in excess of the abovementioned limitations, then Carrier shall hold Contractor harmless and indemnify and defend Contractor for any liability over and above the limitations of liability defenses stated above. Additionally Carrier shall maintain a Himalaya Clause its applicable Bill of Lading or contract of affreightment that makes Contractor an express beneficiary of such document, by which all defenses, exceptions, limitations of liability and other rights of Carrier shall be extended to Contractor.”

b.	Delete Section 10(g) and insert “[reserved]” in place of the entire text.

8.	Replace Section 12(a) in its entirety with the following:

“(1) The Base Lift Rate for any Terminal shall be adjusted, as appropriate, by (A) any cost Contractor incurs resulting from the use of union labor utilized to provide services to Carrier (including without limitation, lashing), whether such union labor is procured by a collective bargaining agreement or through third parties and regardless of whether such adjustment results from increases in man hour rates or increases or decreases in required manning used to provide Carrier services, including without limitation increases in such costs resulting from assessments, benefit, health, retirement plans for such labor or membership in organizations involved in labor negotiations (“Labor Costs”), (B) wharfage increases or decreases at Oakland and Los Angeles based on percentage changes in the Port of Oakland Tariffi/Schedule No. 2-A or the Port of Los Angeles Tariff/Schedule No. 4 or their successors, or in regards to Oakland, also based on wharfage increases or decreases in any amended or future agreement between Contractor (or its affiliates) and the port authority and (C) for any increase in Contractor’s other costs (non-labor and non-wharfage related) not detailed in Items (A) or (B) above that relate to providing services to Carrier, based on the Consumer Price Index-Urban (“CPI”) for the most recently published 12 months. Provided however that in respect of Item (C) only, in no event will such increases exceed *** of the prior Base Lift Rate for such Terminal in any twelve month period.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(2) Carrier shall be responsible for increases under Items (A) and (B) as soon as incurred by Contractor. Carrier shall be entitled to decreases under Item (B) as soon as it is effective as to Contractor. If Contractor does not bill Carrier for such increases when incurred then Carrier shall remain responsible and Contractor may still bill Carrier for all such charges on a retroactive basis. If Contractor does not pass any decrease in (B) to Carrier when so required, then Contractor shall remain responsible to do so and Contractor will continue to be responsible to pass on such decreases in (B) on a retroactive basis. Appendix V attached states the breakdown of the Base Lift Rate applicable to (A), (B), and (C) above, with the following revision: regarding the Base Lift Rate for Elizabeth, the reference to “labor adjustment-***” shall be replaced with “labor adjustment-lashing ***; labor adjustment-other than lashing ***”. Item (C) will be applied for the West Coast terminals annually on July 1st of each calendar year and for the East Coast/Gulf Terminals annually on October 1st of each calendar year.

(3) All other rates other than the Base Lift Rate listed in Appendix II shall be increased, as appropriate, by any Labor Costs and for any increase in Contractor’s other costs (non-labor and non-wharfage related) not included as a Labor Cost that relate to providing services to Carrier, based on the Consumer Price Index-Urban (“CPI”) for the most recently published 12 months. Carrier shall be responsible for such Labor Cost increases as soon as incurred by Contractor. Carrier shall be responsible for non-Labor Cost increases for the West Coast terminals annually on July 1st of each calendar year and for the East Coast/Gulf Terminals annually on October 1st of each calendar year. Provided however that in respect of non-Labor Cost items only, in no event will such increases exceed *** of the prior rate for such Terminal in any twelve month period.

(4) Any adjustments proposed by either party shall be submitted to the other party together with all necessary or appropriate supporting documentation available to such party detailing the basis for such adjustments.

9.	Replace Section 14(j)(i) in its entirety with the following:

Carrier shall comply with all federal, state and local environmental laws, rules and regulations that apply to Carrier and which relate to fuel quality, vessel emissions, hazardous substances, hazardous materials, hazardous wastes, and petroleum products at the Terminals covered under this Agreement.

10.	Add the following at the end of Section 15:

“c. The parties agree that neither party shall be liable hereunder for charges if the Contractor fails to bill for activity that occurred within one year from the date of the activity. The parties further agree that neither party shall be required to return an overpayment to the other party if the party that overpaid fails to notify the other party within one year after the date of activity that resulted in such overpayment.”

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.	Replace Appendix II in its entirety with the attached revised Appendix II for each Terminal.

12.	Amendment No. 1 is null and void because its provisions are either incorporated in this Amendment or the revised Appendix II.

13.	No Other Modification. The Terminal Agreement is only modified as set forth herein and in all other respects remains in full force and effect.

14.	Governing Law. The validity, meaning and effect of this Amendment shall be determined in accordance with the Applicable law clause of the Terminal Agreement.

14.	Counterparts. This Amendment may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument

16.	Severability. The parties hereto intend and believe that each provision in this Amendment No. 2 comports with all applicable local, state and federal laws and judicial decisions. However, if any provision in this Amendment No. 2 is found by a court of law to be in violation of any applicable ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such provision to be illegal, void or unenforceable as written, then such provision shall be given force to the fullest possible extent that the same is legal, valid and enforceable and the remainder of this Amendment No. 2 shall be construed as if such provision was not contained therein.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the date set forth above.

HORIZON LINES, LLC

By:	/s/ Robert S. Zuckerman
	Its:	Vice President
	Name:	Robert S. Zuckerman
(please print)

HORIZON LINES OF ALASKA, LLC

By:	/s/ Robert S. Zuckerman
Its:	Secretary
Name:	Robert S. Zuckerman
(please print)

APM TERMINALS NORTH AMERICA INC.

By:	/s/ John N. Loepprich
Its:	SR. V.P. & CFO
Name:	JOHN N. LOEPPRICH
(please print)

[Signature Page to Amendment No.2 to the Stevedoring and Terminal Services Agreement]

Elizabeth

Terminal Service for Horizon Lines

UNIVERSAL MARITIME FACILITY

Baseline Rates effective to September 30, 2006

The rates in this Appendix effective on December 11, 2007 shall be the numbers listed below, provided however that such numbers are only baseline numbers and each shall be increased by the amount of the increases as described in Sections 6 (a), 6(b), 12(a), 12(b) and 12(c) of the Terminal Agreement dated as of May 9, 2004 (the “Original Agreement”) during the time period prior to December 11, 2007.

For example, if the rate item no. 1A for Elizabeth in the Original Agreement CPI/Labor increases on October 1, 2006 by 3 percent, then the *** baseline rate listed below shall be increased to ***. The subsequent increases in the Original Agreement would also be applied to this rate through December 10, 2007. All rates in the below schedule would be adjusted in a similar manner based on their percentage increase in the Original Agreement.

1. A) Discharge or load – base rate -per marine lift	***

B) Transshipment per move	***

C) Shifting Cell to Cell within the same hatch	***

D) Re-stowing container Cell to Dock to Cell	***

E) Overheight unit lifted with overheight spreader (no wires)	***	per lift

Rate includes straight-time stevedoring staff/gangs, normal container lashing/unlashing on vessel (excluding detentions), crane rental, tractors during vessel operations, assisting in receiving and delivery, clerking and checking during vessel operations, weighing of export containers, cargo plan preparation, roadability check (labor only), visual seal inspection, and load/empty cycle to/from vessel including TIR preparation. Standard operational procedure is a grounded operation with the exception of reefer, loaded tank containers and special hazardous.

Each vessel move (excluding shifts and heavy lifts) is allowed *** gate moves. Each month total gate moves that exceed the allowed number of gate moves, will

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6000 Carnegie Blvd., Charlotte, NC 28209

704-571-5000

be invoiced to the carrier as per item number 7 below. No credit will be given for unused gate moves.

The transshipment rate is based on a container discharging from a vessel or a barge and loading to a vessel or barge. Each container will be invoiced *** transshipment moves.

Base lift rate item 1(A) and Transshipment rate 1 (B) to be discounted by *** percent from December 11, 2007 to December 10, 2008 and by *** percent from December 11, 2008 to December 10, 2010.

Lifting Bundles of Flat Racks/Chassis –

A.	If received at gate bundled then we will charge

a.	If can use standard spreader bar, charge will be *** base lift rate for load or discharge

b.	If requires wires to load/discharge, then will be charged per extra labor hourly lifting rates plus mounting or grounding charge

B.	If requested to be bundled/unbundled by Horizon Lines

a.	If can use standard spreader bar, charge will be the following:

i.	*** base lift rate for load or discharge

ii.	contract charge for bundling/unbundling

iii.	mounting or grounding charge for the *** chassis/flat

b.	If requires wires than charges will be the following:

i.	Per extra labor hourly lifting rates

ii.	Contract charge for bundling / unbundling

iii.	mounting or grounding charge for each chassis or flat

C.	If the contractor locks (or unlocks) and secures empty flatracks pierside and lifts to/from vessel as one unit, the carrier will be charged the base lift rate for each individual flat loaded/discharged provided that the contractor follows the stow plan provided by the carrier with relation to the stowage of flatracks. (i.e. if 4 flats are locked together shore side and lifted as one unit to the vessel, the lift charge to the carrier will be 4 x base lift rate)

2.

(A)   Reefer Differential assessed to each loaded reefer for plug/unplug services, quality check at time of discharge /loading, record keeping, administrative services. This rate does not include pre-tripping, labor to fuel genset, cleaning, reefer wash, M&R, genset mount/dismount and fuel. Rate to be charged also for reefers received/delivered with no vessel activity.

*** per loaded reefer

	(B) Daily Reefer monitoring and electric charges per calendar day or portion thereof (Minimum one day charge)	*** Daily charge

First Calendar Day to receive a *** percent discount from stated rate.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2	6000 Carnegie Blvd., Charlotte, NC 28209-4637 Telephone: 704-571-2000 Fax: 704-571-4741

3.	Installing or removing Genset	– *** minutes at the applicable M and R man hour rate plus ***
	Fueling Gensets	– *** minutes at the applicable M and R man hour rate

4.	A) Standby /guarantee per Gang per hour straightime	One Gang ***
Two Gangs ***
Three Gangs ***

	B) Extra Labor/Heavy Lifts per Gang per hour straightime	One Gang ***
Two Gangs ***
Three Gangs ***
	C) Detentions per Gang per Hour straightime (see appendix 1 for list of billable and non billable detentions)	One Gang ***
Two Gangs ***
Three Gangs ***
5.	Overtime Differentials per gang per hour
	A) Overtime	One Gang ***
Two Gangs ***
Three Gangs ***

	B) Double Time	One Gang ***
Two Gangs ***
Three Gangs ***

6.	Overtime Gate Charges – extra labor plus equipment per items 12 and 14 below prorated between carriers based on percentage of moves utilizing gate outside standard terminal gate hours. Holiday gates which are included in the base lift rate are stated on attached schedule.

Flat charge of *** per hour to be charge for gate on Friday passed 1700 Current standard gate hours are 0600 to 1700 Monday through Friday. UMS reserves the right to adjust standard gate hours but not without the mutual consent of Horizon Lines, who can not unreasonably object to such a change without conclusive evidence that UMS agrees support a negative financial impact to Horizon Lines. Horizon Lines agrees that UMS can change the opening gate hour from 0600 to 0700 without their objection. If the terminal operator chooses to open during the lunch period or operate flex gates, there will be no extra charge to the carrier. Overtime gate charges also apply to ILA holidays Flat charge of *** per hour to be charge for receiving gate on Friday from 1700. If terminal causes gate to go pass 1700 then no charge will be made from 1700 to 1800.

7.	Extra Gate Moves (exceeding the *** gate moves included per	***/move

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3	6000 Carnegie Blvd, Charlotte, NC 28209-4637 Telephone: 704 -571-2000 Fax: 704 -571-4741

vessel lift). Billing to be done on a calendar month basis.

8. Mounting/grounding –	*** ST
*** OT

** Subject to minimum labor guarantees

Mounting and Grounding will only be charged when performed outside of the normal throughput cycle. This includes but is not limited to digging out empty containers by container number, for sale containers, off hire containers, containers moving to/from repair, unusual requests requiring restacking of full containers etc. Each container that is required to be handled within stack to carry out request will be charged a mount and/or ground fee. Also, this would apply if there is an overall change by Horizon Lines in the mode of operation. This rate will include drayage of container within the terminal. In regards to For Sale and Off Hire containers, if a trucker requests a specific container number, then Contractor will charge a mounting /grounding charge per move shifted/handled, excluding the move for the container delivered. In regards to For Sale and Off Hire containers, if a tracker requests a specific container number, then Contractor will charge a mounting /grounding charge per move shifted/handled, excluding the move for the container delivered.

In addition, in the event that the Carrier changes its mode of operation or makes a special request to the Contractor not covered by this Agreement, in either case, Contractor reserves the right to order a dedicated yard detail and charge Carrier at extra labor plus equipment rates.

9.	Miscellaneous Parts for Roadability -carrier to handle directly with m and r vendor. This is not applicable to Maersk owned chassis.

10.	Maintenance - carrier to handle directly with m and r vendor

11. Rail Drayage to/from Express Port	*** one way
Port shuttle within Port Elizabeth/Port Newark	*** one way

12.	Equipment rental rates (when ordered by carrier)(excludes operator)

- Top Loader	*** per hour
- Yard Hustlers	*** per hour
- Empty Handler	*** per hour
- Transtainer	*** per hour
- Bombcart	*** per hour
- Container Crane	*** per hour

13. Wharfage Non Containerized Cargo	according to port authority tariff (current fine schedule PA-10) See also item number 25.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4	6000 Carneige Blvd., Charlotte, NC 28209-4637 Telephone: 704-571-2000 Fax: 704-571-4741

14. Extra Labor Rates	straighttime ***	overtime ***	doubletime ***

15. Stuffing and Stripping Rates	per 20’ container	*	**
	per 40’ container	*	**
	POV’s per 20’ container	*	**
	POV’s per 40’ container	*	**
	Flatrack cargo per 20’ flat	*	**
	Flatrack cargo per 40’ flat	*	**

CFS rates include drayage to/from on dock warehouse. Rate includes normal chocking and bracing but does not include securing materials for flats or special securing of autos. Subject to on terminal Contractor’s warehouse being available.

16.	Line Handling per activity (ie two charges per call)

*** straighttime
*** overtime (except from 2300 to 0600)
*** overtime 2300 to 0600

17.	Full containers received over the road and redelivered without loading or discharging to or from vessel are not included in the *** gate moves or allowed mounting/grounding and will be billed *** per container for receipt and redelivery of a container. (Excludes demurrage)

18.	Terminal Storage charges -

Storage of empty containers -	*** per unit per day

Empty allowance will be determined by multiplying the carriers container lift volume each month times *** times the number of days in the month. Excess empty container days over such allowed free days will be charged month at the following rate per container per day.

(free days = lifts x *** x days in period)

Notwithstanding the means of calculating Carrier’s empty allowance stated above, the parties agree when the Contractor notifies the Carrier that empty storage of equipment meets or exceeds the storage cap, Carrier will be required to present the respective terminal with an empty evacuation plan to reduce the number of empties below the cap within a fourteen day period. Daily storage cap is equal to one percent of the Carrier’s previous year’s annual throughput.

19. Demurrage –	Terminal Operator will bill, collect, and retain demurrage from carrier according to the terminal tariff. The only exception is that the Contractor shall grant Carrier *** business days freetime for autoracks, pallet loads, and dunnage provided that Carrier provides a list of these containers to Contractor 48 hours prior to vessel’s arrival.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5	6000 Carneige Blvd., Charlotte, NC 28209-4637 Telephone: 704-571-2000 Fax: 704-571-4741

20.	Lashing/unlashing of breakbulk cargo on board vessel -extra labor man hour rates plus materials at cost plus *** percent

21. Custom’s Vacis/Security exams	per terminal tariff

Other drays within terminal premises not associated with throughput cycle.	*** one way

22. Bundling of chassis/flatracks	*** per chassis plus materials

Subject to minimum labor guarantees

23.	Out of service equipment (containers and chassis) remaining on terminal in excess of *** calendar days w/o approval from carrier to proceed with necessary repairs will be assessed a storage charge *** per container per day

If container is able to be stack in a normal manner and fits in one container slot then storage (item 18) only applies.

24.	Any services not covered by above rates will be charged per terminal tariff. If not listed in terminal tariff or in above rates then services to be charged on extra labor basis (item no.14) plus equipment (item no. 12).

25. Wharfage - per container loaded or discharged from vessel or barge excluding shifts and restows. Only one charge per transshipped container.

January 1, 2008 to December 31, 2008 *** per container
January 1, 2009 to December 31, 2009 *** per container
January l, 2010 to December 31, 2010 *** per container

26. Fuel Surcharge	*** per lift

Fuel Surcharge is based on the Bureau of Labor Statistics Producer Price Index No 2 Diesel Fuel with February 2004 to February 2005 as the basis. This will be reviewed / adjusted once a year. If fuel prices decrease below the February 2005 level and eliminated if they fall below the February 2004 Level. Fuel surcharge will be reviewed on April 1st and October 1st each year.

27. Chassis Switching charge	*** straighttime
*** overtime

To/From truckers equipment From/To chassis

Switching of reefer containers from underslung genset chassis

*	Subject to minimum labor guarantees

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6	6000 Carneige Blvd., Charlotte, NC 28209-4637 Telephone: 704-571-2000 Fax: 704-571-4741

28.	Container Incentive - Each container lift paid at base lift rate 1 A) will receive a credit of *** per lift from December 11, 2007 to December 10, 2008 and a credit of *** per lift from December 11, 2008 to December 10, 2009 on vessel invoice.

29.	Reefer Fuel will be charged based on the following formula

The total number of running reefers loaded and discharged from vessels and barges for the month times *** percent times *** gallons per reefer times the average cost of a gallon of reefer fuel for the month at fuel vendor’s charge to Contractor plus *** percent

30.	Vessel Husbandry – Contractor agrees to perform the Vessel Husbandry Services described in the Working Procedures Manual for Elizabeth for a fee of *** per call. Carrier agrees that the Contractor shall not be held liable for any loss, cost, delay, fine, claim or other liability incurred by the Contractor or Carrier in connection with the Contractor providing the vessel husbandry services.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7	6000 Carnegie Blvd, Charlotte, NC 28209-4637 Telephone: 704-571-2000 Fax: 704-571-4741

Jacksonville

Terminal Service for Horizon Lines

UNIVERSAL MARITIME FACILITY

Baseline Rates effective to September 30,2006

The rates in this Appendix effective on December 11, 2007 shall be the numbers listed below, provided however that such numbers are only baseline numbers and each shall be increased by the amount of the increases as described in Sections 6 (a), 6(b), 12(a), 12(b) and 12(c) of the Terminal Agreement dated as of May 9, 2004(the “Original Agreement”) during the time period prior to December 11, 2007.

For example, if the rate item no. 1A for Jacksonville in the Original Agreement CPI/Labor increases on October 1, 2006 by 3 percent, then the *** baseline rate listed below shall be increased to ***. The subsequent increases in the Original Agreement would also be applied to this rate through December 10, 2007. All rates in the below schedule would be adjusted in a similar manner based on their percentage increase in the Original Agreement.

1. A) Discharge or load — base rate - per marine lift	***

B) Transshipment per move	***

C) - Shifting Cell to Cell within the same hatch	***

D) Restowing container Cell to Dock to Cell	***

E) Overheight unit lifted with overheight spreader (no wires)	***	per lift

Rate includes straight-time stevedoring staff/gangs, normal container lashing/unlashing on vessel (excluding detentions), crane rental, tractors during vessel operations, assisting in receiving and delivery, clerking and checking during vessel operations, weighing of export containers, cargo plan preparation, roadability check (labor only), visual seal inspection, and load/empty cycle to/from vessel including tir preparation. Standard operational procedure is that all containers to be wheeled.

Each vessel move (excluding shifts and heavy lifts) is allowed *** gate moves. Each month total gate moves that exceed the allowed number of gate moves, will be invoiced to the carrier as per item number 7 below. No credit will be given for unused gate moves.

The transshipment rate is based on a container discharging from a vessel or a barge and loading to a vessel or barge. Each container will be invoiced *** transshipment moves.

Base lift rate item 1(A) and Transhipment rate 1(B) to be discounted by *** percent from December 11, 2007 to December 10, 2008 and by *** percent from December 11, 2008 to December 10, 2010.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6000 Carnegie Blvd, Charlotte, NC 28209-4637

Telephone: 704-571-2000     Fax: 704-571-4741

B)	Lifting Bundles of Flat Racks/Chassis -

A.	If received at gate bundled then we will charge

a.	If can use standard spreader bar, charge will be *** base lift rate for load or discharge

b.	If requires wires to load/discharge, then will be charged per extra labor hourly lifting rates

B.	If requested to be bundled/unbundled by Horizon Lines

a.	If can use standard spreader bar, charge will be the following:

i.	*** base lift rate for load or discharge

ii.	contract charge for bundling/unbundling

iii.	mounting or grounding charge for the *** chassis/flat

b.	If requires wires than charges will be the following:

i.	Per extra labor hourly lifting rates

ii.	Contract charge for bundling / unbundling

C.	If the contractor locks (or unlocks) and secures empty flatracks pierside and lifts to/from vessel as one unit, the carrier will be charged the base lift rate for each individual flat loaded/discharged provided that the contractor follows, the slow plan provided by the carrier with relation to the stowage of flatracks. (i.e. if 4 flats are locked together shoreside and lifted as one unit to the vessel, the lift charge to the carrier will be 4 x base lift rate)

2.  (A) Reefer Differential assessed to each loaded reefer for plug/unplug services, quality check at time of discharge /loading, record keeping, administrative services. This rate does not include pre-tripping, labor to fuel genset, cleaning, reefer wash, M&R, genset mount/dismount and fuel. Rate to be charged also for reefers received/delivered with no vessel activity.

*** per loaded reefer
(B) Daily Reefer monitoring and electric charges per calendar day or portion thereof (minimum one day charge)	*** Daily charge

First Calendar Day to receive a *** percent discount from stated rate

3. Installing or removing Genset – *** minutes at the applicable M and R man hour rate plus *** Fueling Gensets – *** minutes at the applicable M and R man hour rate

4.A) Standby /guarantee per Gang per hour straightime
One Gang	***
Two Gangs	***
Three Gangs	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Jachsonville	2

B)Extra Labor/Heavy Lifts per Gang per hour straightime
One Gang	***
Two Gangs	***
Three Gangs	***
C) Detentions per Gang per Hour straighttime
(see appendix 1 for list of billable and non billable detentions)
One Gang	***
Two Gangs	***
Three Gangs	***
5. Overtime Differentials per gang per hour
A) Overtime
One Gang	***
Two Gangs	***
Three Gangs	***
B) Double Time
One Gang	***
Two Gangs	***
Three Gangs	***
C) Double Overtime
One Gang	***
Two Gangs	***
Three Gangs	***
D) Double Double Overtime
One Gang	***
Two Gangs	***
Three Gangs	***

6.	Overtime Gate Charges — extra labor plus equipment per items 13 and 14 below prorated between carriers based on percentage of moves utilizing gate outside standard terminal gate hours. Current standard gate hours are 0800 to 1700 Monday, Wednesday, and Thursday and 0700 to 1700 Tuesday and Friday. Holiday gates which are included in the base lift rate are stated on attached schedule. UMS reserves the right to change the standard gate hours if proforma or volume changes warrant it. If the terminal operator chooses to open during the lunch period or operate flex gates there will be no extra charge to the carrier. Overtime gate charges also apply to ILA holidays.

Note: A flat fee of *** will be charged for receiving containers between 1700 to 1900 hours on Friday.

7.	Extra Gate Moves (exceeding the *** gate moves included per vessel lift).	***/move

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Jachsonville	3

Billing to be done on a calendar month basis.

8.	Mounting/grounding —		*** ST
*** OT

** Subject to minimum labor guarantees

Each container that is required to be handled within stack to carry out request will be charged a mount and/or ground fee. Also, this item would apply if there is an overall change by Horizon Lines in the mode of operation. This rate will include drayage of container within the terminal. In regards to For Sale and Off Hire containers, if a trucker requests a specific container number, then Contractor will charge a mounting /grounding charge per move shifted/handled, excluding the move for the container delivered.

In addition, in the event that the Carrier changes its mode of operation or makes a special request to the Contractor not covered by this
Agreement, in either case, Contractor reserves the right to order a dedicated yard detail and charge Carrier at extra labor plus equipment rates

Carrier has option of paying on extra labor plus equipment basis (items 12 and 13) subject to minimum labor guarantees.

9.	Miscellaneous Parts for Roadability -carrier to negotiate directly with m and r vendor. This is not applicable to Maersk owned chassis.

10.	Maintenance - carrier to handle directly with m and r vendor

11.	Drayage

	Custom’s Vacis/Security/Government exams Other drays within terminal		per terminal tariff *** one way

12.	Equipment rental rates (when ordered by carrier) (excludes operator)

	- Top Loader	*** per hour
	- Yard Hustlers	*** per hour
	- Empty Handler	*** per hour
	- Bombcart	*** per hour
	- Container Crane	per APM Terminals contract rate with Port Authority

13.	Extra Labor Rates	straight time *** overtime *** doubletime *** double overtime ***

14.	Dockage and Wharfage	charged at APM Terminals contract rate with Port Authority

15.	Line Handling	actual Man hours at extra labor rates plus any man hour guarantees

16.	Full containers received over the road and redelivered without loading or discharging to or from vessel are not included in the *** gate moves or allowed mounting/grounding and will be billed *** per container (Excludes demurrage).

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Jacksonville	4

17.	Terminal storage charges-

	Storage of empty containers -		*** per unit per day

Empty allowance will be determined by multiplying the carriers container lift volume each month times *** times the number of days in the month. Excess empty container days over such allowed free days will be charged monthly at the following rate per container per day. (free days = lifts x *** x days in period)

Notwithstanding the means of calculating Carrier’s empty allowance stated above, the parties agree when the Contractor notifies the Carrier that empty storage of equipment meets or exceeds the storage cap, Carrier will be required to present the respective terminal with an empty evacuation plan to reduce the number of empties below the cap within a fourteen day period. Daily storage cap is equal to one percent of the Carrier’s previous year’s annual throughput

18.	Demurrage –	Terminal Operator will bill, collect, and retain demurrage from carrier per terminal tariff in effect on October 15, 2006. Below is table of rates from terminal tariff

Freetime for export cargo is *** calendar days. Freetime for import cargo is *** business days for dry containers and *** business days for temperature controlled containers

Demurrage Rates (per 20’/40’ container per calendar day or part thereof)

Inbound/Outbound/Transshipments

I)	*** Days (first period)

	Dry General Purpose containers/Non-Operating Reefers	***

	Operating Reefers	***

	Flat-racks, Open-top and Special Equipment	***

	Tank Containers	***

II)	*** and above (second period)

	Dry General Purpose containers/Non-Operating Reefers	***

	Operating Reefers	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Jacksonville	5

Flat-racks, Open-top and Special Equipment	***

Tank Containers	***

The only exception is that the Contractor shall grant Carrier *** business days freetime for autoracks, pallet loads, and dunnage provided that Carrier provides a list of these containers to Contractor 48 hours prior to vessel’s arrival

19.	Lashing/unlashing of breakbulk cargo on board vessel	extra labor man hour rates plus materials at cost plus *** percent

20.	Bundling of chassis / flatracks	*** per chassis/flat plus materials

* subject to minimum labor guarantees

21.	Out of service equipment (containers and chassis) remaining on terminal in excess of *** calendar days w/o approval from carrier to proceed with necessary repairs will be assessed a storage charge	*** per container per day

If container is able to be stack in a normal manner and fits in one container slot then storage (item 17) only applies.

22.	Any services not covered by above rates will be charged per terminal tariff. If not listed in terminal tariff or in above rates then services to be charged on extra labor basis (item no. 12) plus equipment (item no. 13).

23.	Chassis Switching charge	*** straighttime
*** overtime

To/from truckers equipment From/To chassis Switching of reefer containers from underslung genset chassis

24.	Container Incentive Each container lift paid at base lift rate 1 A) will receive a credit of *** per lift from December 11, 2007 to December 10, 2008 and a credit of *** per lift from December 11, 2008 to December 10, 2009 on vessel invoice.

25.	Reefer Fuel will be charged based on the following formula

The total number of running reefers loaded and discharged from vessels and barges for the month times *** percent times *** gallons per reefer times the average cost of a gallon of reefer fuel for the month at fuel vendor’s charge to Contractor plus *** percent.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Jacksonville	6

Houston

Terminal Service for Horizon Lines

UNIVERSAL MARITIME FACILITY

Baseline Rates effective to September 30, 2006

The rates in this Appendix effective on December 11, 2007 shall be the numbers listed below, provided however that such numbers are only baseline numbers and each shall be increased by the amount of the increases as described in Sections 6(a), 6(b), 12(a), 12(b) and 12(c) of the Terminal Agreement dated as of May 9, 2004 (the “Original Agreement”) during the time period prior to December 11, 2007.

For example, if the rate item no. 1A for Houston in the Original Agreement CPI/Labor increases on October 1, 2006 by 3 percent, then the *** baseline rate listed below shall be increased to ***. The subsequent increases in the Original Agreement would also be applied to this rate through December 10, 2007. All rates in the below schedule would be adjusted in a similar manner based on their percentage increase in the Original Agreement.

1.	A) Discharge or load — base rate -per marine lift	*** full
*** empty
	B) Transshipment per move	*** full/empty

	C) Cell to Cell within the same hatch	***
	D) Restowing container Cell to Dock to Cell	***

	E) Overheight unit lifted with overheight spreader (no wires)	*** per lift

Rate includes straight-time stevedoring staff/gangs, normal container lashing/unlashing on vessel (excluding detentions), crane rental, tractors during vessel operations, assisting in receiving and delivery, clerking and checking during vessel operations, weighing of export containers, wharfage, cargo plan preparation, roadability check (labor only), visual seal inspection and load/empty cycle to/from vessel including tir preparation. Standard operational procedure is a grounded operation with the exception of reefers, special hazardous and loaded tank containers.

Each vessel move (excluding shifts and heavy lifts) is allowed *** gate moves. Each month total gate moves that exceed the allowed number of gate moves, will be invoiced to the carrier as per item number 6 below. No credit will be given for unused gate moves.

The transshipment rate is based on a container discharging from a vessel or a barge and loading to a vessel or barge. Each container will be invoiced *** transshipment moves.

Base lift rate item 1(A) and Transhipment rate 1 (B) to be discounted by *** percent from December 11, 2007 to December 10, 2008 and by *** percent from December 11, 2008 to December 10, 2010.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6000 Carnegie Blvd., Charlotte, NC 28209-4637

Telephone: 704-571-2000     Fax: 704-571-4741

B)	Lifting Bundles of Flat Racks/Chassis –

A.	If received at gate bundled then we will charge

a.	If can use standard spreader bar, charge will be *** base lift rate for load or discharge

b.	If requires wires to load/discharge, then will be charged per extra labor hourly lifting rates plus mounting or grounding charge

B.	If requested to be bundled/unbundled by Horizon Lines

a.	If can use standard spreader bar, charge will be the following:

i.	*** base lift rate for load or discharge

ii.	contract charge for bundling / unbundling

iii.	mounting or grounding charge for the *** chassis/flat

b.	If requires wires than charges will be the following:

i.	Per extra labor hourly lifting rates

ii.	Contract charge for bundling / unbundling

iii.	mounting or grounding charge for each chassis or flat

C.	If the contractor locks (or unlocks) and secures empty flatracks pierside and lifts to/from vessel as one unit, the carrier will be charged the base lift rate for each individual flat loaded/discharged provided that the contractor follows the stow plan provided by the carrier with relation to the stowage of flatracks. (i.e. if 4 flats are locked together shoreside and lifted as one unit to the vessel, the lift charge to the carrier will be 4 x base lift rate)

2.

(A)    Reefer Differential assessed to each loaded reefer for plug/unplug services, quality check at time of discharge/loading, record keeping, administrative services. This rate does not include pre-tripping, labor to fuel genset, cleaning, reefer wash, M&R, genset mount/dismount and fuel. Rate to be charged also for reefers received/delivered with no vessel activity.

*** per loaded reefer

	(B) Daily Reefer monitoring and electric charges per calendar day or portion thereof (minimum one day charge)	*** Daily charge

First Calendar Day to receive a *** percent discount from stated rate

3.	Installing or removing Genset	-	*** minutes at the applicable M and R man hour rate plus ***
	Fueling Gensets	-	*** minutes at the applicable M and R man hour rate
	Reefer Data Download	-	*** per reefer

4.	A) Standby /guarantee per Gang per hour straightime

One Gang Barge	***
One Gang Vessel	***
Two Gangs Vessel	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Houston	2

B)	Extra Labor/Heavy Lifts per Gang per hour straightime

One Gang Barge	***
One Gang Vessel	***
Two Gangs Vessel	***

C)	Detentions per Gang per Hour straighttime
(see appendix 1 for list of billable and non billable detentions)

One Gang Barge	***
One Gang Vessel	***
Two Gangs Vessel	***

5.	Overtime Differentials per gang per hour

A) Overtime	One Gang Barge	***
	One Gang Vessel	***
	Two Gangs Vessel	***

B) Double Time	One Gang Barge	***
	One Gang Vessel	***
	Two Gangs Vessel	***

6. Extra Gate Moves (exceeding the *** gate moves included per vessel lift). Billing to be done on a calendar month basis.	***/move

7. Mounting/grounding — activity not included in base rate	*** ST *** OT

**	Subject to minimum labor guarantees

Mounting and Grounding will only be charged when performed outside of the normal throughput cycle. This includes but is not limited to digging out empty containers by container number, for sale containers, off hire containers, containers moving to/from repair, unusual requests requiring restacking of full containers etc. Each container that is required to be handled within stack to carry out request will be charged a mount and/or ground fee. Also, this would apply if there is an overall change by Horizon Lines in the mode of operation. This rate will include drayage of container within the terminal. In regards to For Sale and Off Hire containers , if a trucker requests a specific container number, then Contractor will charge a mounting /grounding charge per move shifted/handled, excluding the move for the container delivered.

In addition, in the event that the Carrier changes its mode of operation or makes a special request to the Contractor not covered by this Agreement, in either case, Contractor reserves the right to order a dedicated yard detail and charge Carrier at extra labor plus equipment rates.

8.	Miscellaneous Parts for Readability – cost plus *** percent. This is not applicable to Maersk owned chassis.

9.	Maintenance -Dayshift Straighttime *** Overtime *** Doubletime ***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Houston	3

10.	Drayage
	To or From on terminal rail	*** one way
	USDA Dray	*** one way
	US Customs or others dray within terminal	*** one way
	Custom’s Vacis/Security exams	per terminal tariff

11.	Equipment rental rates (when ordered by carrier) (excludes operator)

- Top Loader	*** per hour
- Yard Hustlers	*** per hour
- Empty Handler	*** per hour
- Transtainer	*** per hour
- Bombcart	*** per hour
- Container Crane	*** per hour

12.	Overtime Gate Charges – extra labor plus equipment per items 11 and 13 prorated between carriers based on percentage of moves utilizing gate outside standard terminal gate hours. Current standard gate hours are 0700 to 1900 Monday through Friday. Holiday gates which are included in the base lift rate are stated on attached schedule. UMS reserves the right to adjust standard gate hours but not without the mutual consent of Horizon Lines, who can not unreasonably object to such a change without conclusive evidence that UMS agrees support a negative financial impact to Horizon Lines. IF the terminal operator chooses to open during the lunch period or operate flex gates, there will be no extra charge to the carrier. Overtime gate charges also apply to ILA holidays.

13.	Extra Labor Rates	straighttime *** overtime *** doubletime ***

14.	Line Handling	carrier to arrange directly with vendor

15.	Full containers received over the road and redelivered without loading or discharging to or from vessel are not included in the *** gate moves or allowed mounting/grounding and will be billed *** per container. (Excludes demurrage)

16.	Terminal storage charges-

Storage of empty containers -	*** per unit per day

Empty allowance will be determined by multiplying the carriers container lift volume each month times *** times the number of days in the month. Excess empty container days over such allowed free days will be charged monthly at the following rate per container per day. (free days = lifts x *** x days in period)

Notwithstanding the means of calculating Carrier’s empty allowance stated above, the parties agree when the Contractor notifies the Carrier that empty storage of equipment meets or exceeds the storage cap, Carrier will be required to present the respective terminal with an empty evacuation plan to reduce the number of empties blow the cap within a fourteen day period. Daily storage cap is equal to *** empty containers.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Houston	4

17.	Demurrage	-	Terminal Operator will bill, collect, and retain demurrage from carrier per terminal tariff in effect on October 15, 2006, Below is table of rates from terminal tariff
Freetime for export cargo is *** calendar days.
Freetime for import cargo is *** business days for dry containers and 2 business days for temperature controlled containers.

Demurrage Rates (per 20’/40’ container per calendar day or part thereof)

Inbound/Outbound/Transshipments

I)	*** Days (first period)

	Dry General Purpose containers/Non-Operating Reefers	***

	Operating Reefers	***

	Flat-racks, Open-top and Special Equipment	***

	Tank Containers	***

II)	*** and above (second period)

	Dry General Purpose containers/Non-Operating Reefers	***

	Operating Reefers	***

	Flat-racks, Open-top and Special Equipment	***

	Tank Containers	***

The only freetime exception is that the Contractor shall grant Carrier *** business days freetime for autoracks, pallet loads, and dunnage provided that Carrier provides a list of these containers to Contractor 48 hours prior to vessel’s arrival.

18.	Lashing/unlashing of breakbulk cargo on board vessel	extra labor man hour rates
plus materials at cost plus *** percent

19.	Bundling of chassis /Flatracks	*** per chassis/flat plus materials

20.	Out of service equipment (containers and chassis) remaining on terminal in excess of *** calendar days w/o approval from carrier to proceed with

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Houston	5

necessary repairs will be assessed a storage charge *** per container per day

If container is able to be stack in a normal manner and fits in one container slot then storage (item 16) only applies.

21.	Any services not covered by above rates will be charged per terminal tariff. If not listed in terminal tariff or in above rates then services to be charged on extra labor basis (item no. 11) plus equipment (item no. 13).

22. Fuel Surcharge	*** per lift

Fuel Surcharge is based on the Bureau of Labor Statistics Producer Price Index No 2 Diesel Fuel with February 2004 to February 2005 as the basis. This will be reviewed / adjusted once a year. If fuel prices decrease below the February 2005 level and eliminated if they fall below the February 2004 Level. Fuel surcharge will be reviewed on April 1st and October 1st each year.

23. Chassis Switching charge	*** straighttime
*** overtime

To/From truckers equipment From/To chassis

Switching of reefer containers from underslung genset chassis

Subject to minimum labor guarantees

24.	Container Incentive Each container lift paid at base lift rate 1 A) will receive a credit of *** per lift from December 11, 2007 to December 10, 2008 and a credit of *** per lift from December 11, 2008 to December 10, 2009 on vessel invoice.

25. Reefer Fuel will be charged based on the following formula

The total number of running reefers loaded and discharged from vessels and barges for the month times *** percent times *** gallons per reefer times the average cost of a gallon of reefer fuel for the month at fuel vendor’s charge to Contractor plus *** percent. In addition any reefers handled to/from on dock rail not associated with any vessel activity will be invoiced based on actual fuel activity and not included in the formula.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Houston	6

OAKLAND

Terminal Service for Horizon Lines

APM Terminals Pacific Ltd FACILITY

Baseline Rates effective to June 30, 2006

The rates in this Appendix effective on December 11, 2007 shall be the numbers listed below, provided however that such numbers are only baseline numbers and each shall be increased by the amount of the increases as described in Sections 6 (a), 6(b), 12(a), 12(b) and 12(c) of the Terminal Agreement dated as of May 9, 2004 (the “Original Agreement”) during the time period prior to December 11, 2007.

For example, if the rate item no. 1A for Oakland in the Original Agreement CPI/Labor increases on July 1, 2006 by 3 percent, then the *** baseline rate listed below shall be increased to ***. The subsequent increases in the Original Agreement would also be applied to this rate through December 10, 2007. All rates in the below schedule would be adjusted in a similar manner based on their percentage increase in the Original Agreement.

1.	A) Discharge or load – base rate -per marine lift	***

	B) Transshipment per move	***

	C) Cell to Cell within the same hatch	***

	D) Restowing container Cell to Dock to Cell	***

	E) Overheight unit lifted with overheight spreader (no wires)	*** per lift

Rate includes first shift weekday stevedoring staff/gangs, normal container lashing/unlashing on vessel (excluding detentions), crane rental, tractors during vessel operations, assisting in receiving and delivery, wharfage, dockage, clerking and checking during vessel operations, weighing of export containers, cargo plan preparation, roadability check (labor only), visual seal inspection at gate, and load/empty cycle to/from vessel including tir preparation. Standard operational procedure is that exports and imports will be wheeled and empties grounded. Contractor will allow up to *** percent of empties to be wheeled provided sufficient chassis available and required to service customer daily requirement.

Receiving and delivery gates will be in operation from 0800 to 1200 and from 1300 to 1700* on straight time workdays. If the terminal operator chooses to open during the lunch period or from 0700 to 0800 hours weekdays, there will be no extra charge to the carrier. On Wednesdays gate is opened from 1200 to 1300.

Each vessel move (excluding shifts and heavy lifts) is allowed *** gate moves. Each month total gate moves that exceed the allowed number of gate moves, will

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6000 Carnegie Blvd., Charlotte, NC 28209-4637

Telephone: 704-571-2000     Fax: 704-571-4741

be invoiced to the carrier as per item number 7 below. No credit will be given for unused gate moves.

The transshipment rate is based on a container discharging from a vessel or a barge and loading to a vessel or barge. Each container will be invoiced *** transshipment moves.

*Specifically,

Drivers receiving/delivering empties must be processed by 1600 hours.

Drivers receiving import full containers must be processed by 1600 hours

Drivers delivering export full dry containers or live reefers must be processed by 1630 hours

Base lift rate item 1(A) and Transhipment rate 1(B) to be discounted by *** percent from December 11, 2007 to December 10, 2008 and by *** percent from December 11, 2008 to December 10, 2010.

B)	Lifting Bundles of Flat Racks/Chassis –

A.	If received at gate bundled then we will charge

a.	If can use standard spreader bar, charge will be *** base lift rate for load or discharge

b.	If requires wires to load/discharge, then will be charged per extra labor hourly lifting rates

B.	If requested to be bundled/unbundled by Horizon Lines

a.	If can use standard spreader bar, charge will be the following:

i.	*** base lift rate for load or discharge

ii.	contract charge for bundling/unbundling

iii.	mounting or grounding charge for the *** chassis/flat

b.	If requires wires than charges will be the following:

i.	Per extra labor hourly lifting rates

ii.	Contract charge for bundling / unbundling

C.	If the contractor locks (or unlocks) and secures empty flatracks pierside and lifts to/from vessel as one unit, the carrier will be charged the base lift rate for each individual flat loaded/discharged provided that the contractor follows the stow plan provided by the carrier with relation to the stowage of flatracks. (i.e. if 4 flats are locked together shoreside and lifted as one unit to the vessel, the lift charge to the carrier will be 4 x base lift rate)

2.(A) Reefer Differential assessed to each loaded reefer for plug/unplug services, quality check at time of discharge /loading, record keeping, administrative services. This rate does not include pre-tripping, labor to fuel genset, cleaning, reefer wash, M&R, genset mount/dismount and fuel. Rate to charged also for reefers received/delivered with no vessel activity.

*** per loaded reefer

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Oakland	2

(B)	Daily Reefer monitoring and electric charges per calendar day or portion thereof (minimum one day charge)	*** Daily charge

First Calendar Day to receive a *** percent discount from stated rate.

3.	Installing or removing Genset – *** minutes at the applicable M and R man hour rate plus *** Fueling Gensets - *** minutes at the applicable M and R man hour rate

4. A)	Standby /guarantee per Gang per hour Weekday, 1st Shift Straighttime In addition overtime differentials (item no. 5 will apply) based on period	***

B)	Extra Labor/Heavy Lifts per Gang per hour Weekday, 1st Shift Straighttime In addition overtime differentials (item no. 5 will apply) based on period	***

C)

Detentions per Gang per Hour

(see appendix 1 for list of billable and non billable detentions) Weekday, 1st Shift Straighttime

In addition overtime differentials (item no. 5 will apply) based on period

***

5.	Overtime Differentials per gang per hour

Weekday, 2nd Shift	***	Weekday, 3rd Shift	***
Weekend, 1st Shift	***	Weekend, 2nd Shift	***
Weekend, 3rd Shift	***	Holiday, 1st/2nd a Shift Weekdays	***
		Holiday, 3rd Shift Weekdays	***

6.	Overtime Gate Charges – extra labor plus equipment per items 12 and 13 below prorated between carriers based on percentage of moves utilizing gate. Holiday gates which are included in the base lift rate are stated on attached schedule.

7.	Extra Gate Moves (exceeding the *** gate moves included per ***/move vessel lift). Billing to be done on a calendar month basis.

8.	Mounting/grounding	***/move 1st shift weekday
***/move 2nd shift Weekday
***/move 3rd shift Weekday
***/move 1st/2nd shift Weekend
***/move 3rd shift Weekend

**	Subject to minimum labor guarantees

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Oakland	3

Mounting and Grounding of empties will only be charged when performed outside of the normal throughput cycle. This includes but is not limited to digging out empty containers by container number, for sale containers, off hire containers, containers moving to/from repair, etc. All mounting and grounding of loaded containers will incur mounting/grounding charges.

Each container that is required to be handled within stack to carry out request will be charged a mount and/or ground fee. Also, this item would apply if there is an overall change by Horizon Lines in the mode of operation. This rate will include drayage of container within the terminal.

In addition, in the event that the Carrier changes its mode of operation or makes a special request to the Contractor not covered by this Agreement, in either case, Contractor reserves the right to order a dedicated yard detail and charge Carrier at extra labor plus equipment rates

9.	Miscellaneous Parts for Readability - carrier to handle directly with m and r vendor. This is not applicable to Maersk owned chassis.

10. Lashing/unlashing of breakbulk cargo on board vessel	extra labor man hour rates plus
materials at cost plus *** percent

11.	Maintenance - carrier to handle directly with m and r vendor

12.	Equipment rental rates (when ordered by carrier)(excludes operator)

- Top Loader	*** per hour
- Yard Hustlers	*** per hour
- Empty Handler	*** per hour
- Transtainer	*** per hour
- Bombcart	*** per hour
- Container Crane	*** per hour

13.	Extra Labor Rates per man hour subject to minimum guarantees

Weekday, 1st Shift	***	Weekday, 2nd Shift	***
Weekday, 3rd Shift	***	Weekend, 1st Shift	***
Weekend, 2nd Shift	***	Weekend, 3rd Shift	***

14. Line Handling per activity (ie two charges per call)	1st shift weekdays tie up ***
2nd shift weekdays/1st/2nd shift weekends tie up ***
1st shift weekdays let go ***
2nd shift weekdays/1st/2nd shift weekends let go ***

15.	Full containers received over the road and redelivered without loading or discharging to or from vessel are not included in the *** gate moves or allowed mounting/grounding and will be billed *** per container (Excludes demurrage)

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Oakland	4

16.	Terminal storage charges-

Storage of empty containers -	*** per unit per day

Empty allowance will be determined by multiplying the carriers container lift volume each month times *** times the number of days in the month. Excess empty container days over such allowed free days will be charged monthly at the following rate per container per day. (free days = lifts x *** x days in period)

Notwithstanding the means of calculating Carrier’s empty allowance stated above, the parties agree when the Contractor notifies the Carrier that empty storage of equipment meets or exceeds the storage cap, Carrier will be required to present the respective terminal with an empty evacuation plan to reduce the number of empties below the cap within a fourteen day period. Daily storage cap is equal to *** empty containers.

17. Demurrage –	Terminal Operator will bill, collect, and retain demurrage from carrier per terminal tariff in effect on October 15, 2006. Below is table of rates from terminal tariff

	Charge per day for the first *** days or fraction thereof		Charge per day for each additional day over *** days or fraction thereof
Inbound
up to 20 ft.	*	**	*	**
Over 20 ft to 40 ft:	*	**	*	**
Over 40’	*	**	*	**
Outbound
20 ft.	*	**	*	**
Over 20 ft to 40 ft:	*	**	*	**
Over 40’	*	**	*	**

Freetime for import and export cargo is *** business days for dry containers and *** business days for temperature controlled containers.

The only freetime exception is that the Contractor shall grant Carrier *** business days freetime for autoracks, pallet loads, and dunnage provided that Carrier provides a list of these containers to Contractor 48 hours prior to vessel’s arrival.

18.	Custom’s Vacis/Security /USDA Exams/other government exams per terminal tariff

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Oakland	5

Other drays within terminal premises not associated	*** one way
with throughput cycle.

19. Bundling of chassis/flatrack first shift weekdays	*** per chassis/flat bundled plus materials

20. Out of service equipment (containers and chassis) remaining on terminal in excess of *** calendar days w/o approval from carrier to proceed with
necessary repairs will be assessed a storage charge	*** per container per day
If container is able to be stack in a normal manner and fits in one container slot then storage (item 16)
only applies.

21.	Any services not covered by above rates will be charged per terminal tariff. If not listed in terminal tariff or in above rates then services to be charged on extra labor basis (item no. 13) plus equipment (item no. 12).

22. Fuel Surcharge	*** per lift
Fuel Surcharge is based on the Bureau of Labor Statistics Producer Price Index No 2
Diesel Fuel with February 2004 to February 2005 as the basis. This will be reviewed /
adjusted once a year. If fuel prices decrease below the February 2005 level and eliminated if they fall below the February 2004 Level. Fuel surcharge will be reviewed on January 1st and July 1st each year.

23. Chassis Switching charge	***/move 1st shift weekday
***/move 2nd shift Weekday
***/move 3rd shift Weekday
***/move 1st/2nd shift Weekend
***/move 3rd shift weekend

To/From truckers equipment From/To chassis

Switching of reefer containers from underslung genset chassis

Subject to minimum labor guarantees

24.	Container Incentive Each container lift paid at base lift rate 1 A) will receive a credit of *** per lift from December 11, 2007 to December 10, 2008 and a credit of *** per lift from December 11, 2008 to December 10, 2009 on vessel invoice.

25.	Reefer Fuel will be charged based on the following formula

The total number of running reefers loaded and discharged from vessels and barges for the month times *** percent times *** gallons per reefer times the average cost of a gallon of reefer fuel for the month at fuel vendor’s charge to Contractor plus *** percent.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Oakland	6

Los Angeles

Terminal Service for Horizon Lines

APM Terminals Pacific Ltd FACILITY

Baseline Rates effective to June 30, 2006

The rates in this Appendix effective on December 11, 2007 shall be the numbers listed below, provided however that such numbers are only baseline numbers and each shall be increased by the amount of the increases as described in Sections 6(a), 6(b), 12(a), 12(b) and 12(c) of the Terminal Agreement dated as of May 9, 2004 (the “Original Agreement”) during the time period prior to December 11, 2007.

For example, if the rate item no. 1A for Los Angeles in the Original Agreement CPI/Labor increases on July 1, 2006 by 3 percent, then the *** baseline rate listed below shall be increased to ***. The subsequent increases in the Original Agreement would also be applied to this rate through December 10, 2007. All rates in the below schedule would be adjusted in a similar manner based on their percentage increase in the Original Agreement.

1. A) Discharge or load – base rate -per marine lift	***

B) Transshipment per move	***

C) Cell to Cell within the same hatch	***

D) Restowing container Cell to Dock to Cell	***

E) Overheight unit lifted with overheight spreader(no wires)	*** per lift

Rate includes first shift weekday stevedoring staff/gangs, normal container lashing/unlashing on vessel (excluding detentions), crane rental, tractors during vessel operations, assisting in receiving and delivery, wharfage, dockage, clerking and checking during vessel operations, weighing of export containers, cargo plan preparation, roadability check (labor only), visual seal inspection at gate, and load/empty cycle to/from vessel including tir preparation. Standard operational procedure is a wheeled operation for full containers and grounded operation for empties.

Receiving and delivery gates will be in operation for first shift (0800 – 1700) and second shift (1800 – 0300) on weekdays excluding holidays. If the terminal operator chooses to open during the lunch period or open 0700 to 0800 hours weekdays, there will be no extra charge to the carrier. Friday second shift for wheeled operation only.

6000 Carnegie Blvd., Charlotte, NC 28209-4637

Telephone: 704-571-2000        Fax: 704-571-4741

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Each vessel move (excluding shifts and heavy lifts) is allowed *** gate moves. Each month total gate moves that exceed the allowed number of gate moves, will be invoiced to the carrier as per item number 7 below. No credit will be given for unused gate moves.

From December 11, 2007 to December 10, 2009 the base rate includes up to *** of detention (item 4 C) per vessel call for the CHX service only. This is calculated on an individual call basis and credit will not be given for unused time.

The transshipment rate is based on a container discharging from a vessel or a barge and loading to a vessel or barge. Each container will be invoiced *** transshipment moves.

Base lift rate item 1(A) and Transhipment rate 1(B) to be discounted by *** percent from December 11, 2007 to December 10, 2008 and by *** percent from December 11, 2008 to December 10, 2010.

B)	Lifting Bundles of Flat Racks/Chassis –

A.	If received at gate bundled then we will charge

a.	If can use standard spreader bar, charge will be *** base lift rate for load or discharge

b.	If requires wires to load/discharge, then will be charged per extra labor hourly lifting rates

B.	If requested to be bundled/unbundled by Horizon Lines

a.	If can use standard spreader bar, charge will be the following:

i.	*** base lift rate for load or discharge

ii.	contract charge for bundling/unbundling

iii.	mounting or grounding charge for the *** chassis/flat

b.	If requires wires than charges will be the following:

i.	Per extra labor hourly lifting rates

ii.	Contract charge for bundling / unbundling

C.	If the contractor locks (of unlocks) and secures empty flatracks pierside and lifts to/from vessel as one unit, the carrier will be charged the base lift rate for each individual flat loaded/discharged provided that the contractor follows the stow plan provided by the carrier with relation to the stowage of flatracks. (i.e. if 4 flats are locked together shoreside and lifted as one unit to the vessel, the lift charge to the carrier will be 4 x base lift rate)

2.      (A) Reefer Differential assessed to each loaded reefer for plug/unplug services, quality check at time of discharge /loading,

record keeping, administrative services. This rate does not include pre-tripping, labor to fuel genset, cleaning, reefer wash,

M&R, genset mount/dismount and fuel. Rate to be charged also for reefers received/delivered with no vessel activity.

*** per loaded reefer

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Los Angeles	2

(B) Daily Reefer monitoring and electric charges per calendar day or portion thereof (minimum one day)	*** Daily charge

First Calendar Day to receive a *** percent discount from stated rate.

3. Installing or removing Genset FuelingGensets	- *** minutes at the applicable M and R man hour rate plus *** - *** minutes at the applicable M and R man hour rate

4. A) Standby /guarantee per Gang per hour Weekday, 1st Shift Straighttime In addition overtime differentials (item no. 5 will apply) based on period	***

B) Extra Labor/Heavy Lifts per Gang per hour Weekday, 1 Shift Straighttime In addition overtime differentials (item no. 5 will apply) based on period	***
C) Detentions per Gang per Hour (see appendix 1 for list of billable and non billable detentions)
Weekday, 1st Shift Straighttime	***
In addition overtime differentials (item no. 5 will apply) based on period

5. Overtime Differentials per gang per hour
Weekday, 2nd Shift	***	Weekday,3rd Shift	***
Weekend, 1[s]t Shift	***	Weekend,2nd Shift	***
Weekend, 3rd Shift	***	Holiday,1st/2nd Shift Weekdays	***
		Holiday, 3rd Shift Weekdays	***

6.	Overtime Gate Charges – extra labor plus equipment per items 12 and 14 prorated between carriers based on percentage of moves utilizing gate. Terminal to charge only when outside of First and Second shift on straighttime workdays (ie Monday through Friday excluding Holidays). Holiday gates which are included in the base lift rate are stated on attached schedule.

7. Extra Gate Moves (exceeding the *** gate moves included per vessel lift). Billing to be done on a calendar month basis.	***/move

8. Mounting/grounding	***/move 1st shift weekday ***/move 2nd shift Weekday ***/move 3rd shift Weekday ***/move 1st/2nd shift Weekend ***/move 3rd shift Weekend

**	Subject to minimum labor guarantee

Mounting and Grounding will only be charged when performed outside of the normal throughput cycle. This includes but is not limited to digging out empty containers by container number, for sale containers, off hire containers, containers moving to/from repair, unusual requests requiring restacking

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Los Angeles	3

of full containers etc. Each container that is required to be handled within stack to carry out request will be charged a mount and/or ground fee. Also, this would apply if there is an overall change by Horizon Lines in the mode of operation. This rate will include drayage of container within the terminal. In regards to For Sale and Off Hire containers, if a trucker requests a specific container number, then Contractor will charge a mounting /grounding charge per move shifted/handled, excluding the move for the container delivered.

In addition, in the event that the Carrier changes its mode of operation or makes a special request to the Contractor not covered by this Agreement, in either case, Contractor reserves the right to order a dedicated yard detail and charge Carrier at extra labor plus equipment rates.

9.	Miscellaneous Parts for Roadability -carrier to handle directly with m and r vendor. This is not applicable to Maersk owned chassis.

10. Lashing/unlashing of breakbulk cargo on board vessel	extra labor man hour rates plus materials at cost plus *** percent

12. Equipment rental rates (when ordered by carrier)(excludes operator)
- Top Loader - Yard Hustlers - Empty Handler - Transtainer - Bombcart - Container Crane	*** per hour *** per hour *** per hour *** per hour *** per hour *** per hour

13.	Per container lift on/lift off Rail Car at on dock rail facility ***

14.	Extra Labor Rates per man hour subject to minimum guarantees

Weekday, 1st Shift Weekday, 3rd Shift Weekend, 2nd Shift	*** *** ***	Weekday, 2nd Shift Weekend, 1st Shift Weekend, 3rd Shift	*** *** ***

15.	Line Handling – Carrier to handle payment directly with vendor

16.	Full containers received over the road and redelivered without loading or discharging to or from vessel are not included in the *** gate moves or allowed mounting/grounding and will be billed *** per container for receipt/delivery (Excludes demurrage)

17. Terminal storage charges- Storage of empty containers -	*** per unit per day

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Los Angeles	4

Empty allowance will be determined by multiplying the carriers container lift volume each month times *** times the number of days in the month. Excess empty container days over such allowed free days will be charged monthly at the following rate per container per day. (free days = lifts x *** x days in period)

Notwithstanding the means of calculating Carrier’s empty allowance stated above, the parties agree when the Contractor notifies the Carrier that empty storage of equipment meets or exceeds the storage cap, Carrier will be required to present the respective terminal with an empty evacuation plan to reduce the number of empties below the cap within a fourteen day period. Daily storage cap is equal to *** empty containers.

18. Demurrage –	Terminal Operator will bill, collect, and retain demurrage from carrier according to the terminal tariff. The only exception is that the Contractor shall grant Carrier *** business days freetime for autoracks, pallet loads, and dunnage provided that Carrier provides a list of these containers to Contractor 48 hours prior to vessel’s arrival.

19. Custom’s Vacis/Security /USDA Exams/other government exams	per terminal tariff

Other drays within terminal premises not associated with throughput cycle.	*** one way

20. Bundling of chassis/flatrack first shift weekdays	*** per chassis/flat bundled plus materials

21. Premounting of Empties	1st shift weekdays *** per unit 2nd shift weekdays *** per unit

21.	Out of service equipment (containers and chassis) remaining on terminal in excess of *** calendar days w/o approval from carrier to proceed with necessary repairs will be assessed a storage charge *** per container per day

If container is able to be stack in a normal manner and fits in one container slot then storage (item 17) only applies.

22.	Any services not covered by above rates will be charged per terminal tariff. If not listed in terminal tariff or in above rates then services to be charged on extra labor basis (item no. 14) plus equipment (item no. 12).

23. Fuel Surcharge	*** per lift

Fuel Surcharge is based on the Bureau of Labor Statistics Producer Price Index No 2 Diesel Fuel with February 2004 to February 2005 as the basis. This will be reviewed / adjusted once a year. If fuel prices decrease below the February 2005 level and eliminated if they fall below the February 2004 Level. Fuel surcharge will be reviewed on January 1st and July 1st each year.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Los Angeles	5

 LOGO

24. Chassis Switching charge	* * */move 1st shift weekday * * */move 2nd shift Weekday * * */move 3rd shift Weekday * * */move 1st/2nd shift Weekend * * */move 3rd shift weekend

To/From trackers equipment From/To chassis

Switching of reefer containers from underslung genset chassis

Subject to minimum labor guarantees

27.	Container Incentive Each container lift paid at base lift rate 1 A) will receive a credit of * * * per lift from December 11, 2007 to December 10, 2008 and a credit of * * * per lift from December 11, 2008 to December 10, 2009 on vessel invoice.

28.	Reefer Fuel will be charged based on the following formula

The total number of running reefers loaded and discharged from vessels and barges for the month times * * * percent times * * * gallons per reefer times the average cost of a gallon of reefer fuel for the month at fuel vendor’s charge to Contractor plus * * * percent.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Los Angeles	6

Tacoma

Terminal Service for Horizon Lines

APM Terminals Pacific Ltd FACILITY

Baseline Rates effective to June 30, 2006

The rates in this Appendix effective on December 11, 2007 shall be the numbers listed below, provided however that such numbers are only baseline numbers and each shall be increased by the amount of the increases as described in Sections 6(a), 6(b), 12(a), 12(b) and 12(c) of the Terminal Agreement dated as of May 9, 2004 (the “Original Agreement”) during the time period prior to December 11, 2007.

For example, if the rate item no. 1A for Tacoma in the Original Agreement CPI/Labor increases on July 1, 2006 by 3 percent, then the * * * baseline rate listed below shall be increased to * * *. The subsequent increases in the Original Agreement would also be applied to this rate through December 10, 2007. All rates in the below schedule would be adjusted in a similar manner based on their percentage increase in the Original Agreement

1. A) Discharge or load - base rate -per marine lift	* * *

B) Transshipment per move	* * *

C) Cell to Cell within the same hatch	* * *

D) Restowing container Cell to Dock to Cell	* * *

Overheight unit lifted with overheight spreader (no wires)	* * *

Rate includes first shift weekdays stevedoring staff/gangs, normal container lashing/unlashing on vessel (excluding detentions), crane rental, tractors during vessel operations, assisting in receiving and delivery, wharfage, dockage, clerking and checking during vessel operations, weighing of export containers, cargo plan preparation, roadability check (labor only), visual seal inspection at gate and load/empty cycle to/from vessel including tir preparation.

Current standard operational procedure is for imports/exports to be wheeled. Also, APMT agrees to have * * * Horizon Lines Owned empties wheeled on a daily basis with a maximum daily allowance of * * * empties on terminal. A communication plan from Horizon Lines will be agreed to by APMT and direct the daily execution of such agreement. At which time increase in volume at the facility restricts space for a wheeled operation imports/exports will be grounded and/or wheeled empties will be restricted. At least 90 days prior to any change of handling wheeled containers APMT will discuss options with Horizon Lines and mutually agree on a workable solution and associated costs.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6000 Carnegie Blvd., Charlotte, NC 28209-4637

Telephone: 704-571-2000     Fax: 704-571-4741

Receiving and delivery gates will be in operation from 0800 to 1200 and from 1300 to 1700* on straight time workdays. If the terminal operator chooses to open during the lunch period or to open from 0700 to 0800 hours weekdays, there will be no extra charge to the carrier.

Each vessel move (excluding shifts and heavy lifts) is allowed * * * gate moves. Each month total gate moves that exceed the allowed number of gate moves, will be invoiced to the carrier as per item no. 7 below. No credit will be given for unused gate moves.

The transshipment rate is based on a container discharging from a vessel or a barge and loading to a vessel or barge. Each container will be invoiced * * * transshipment moves.

*	Specifically,

drivers receiving/delivering empties must be processed by 1600 hours.

Drivers receiving /delivering live reefers must be processed by 1600 hours

Drivers receiving import loads must be processed by 1600 hours

Drivers delivering wheeled export loads (except live reefers) must be processed by 1630

Second shift gates Wednesday and Fridays:

Drivers receiving/delivering empties must be processed by 2000 hours.

Base lift rate item 1(A) and Transhipment rate 1(B) to be discounted by * * * percent from December 11, 2007 to December 10, 2008 and by * * * percent from December 11, 2008 to December 10, 2010

B)	Lifting Bundles of Flat Racks/Chassis –

A.	If received at gate bundled then we will charge

a.	If can use standard spreader bar, charge will be * * * base lift rate for load or discharge

b.	If requires wires to load/discharge, then will be charged per extra labor hourly lifting rates

B.	If requested to be bundled/unbundled by Horizon Lines

a.	If can use standard spreader bar, charge will be the following:

i.	* * * base lift rate for load or discharge

ii.	contract charge for bundling/unbundling

iii.	mounting or grounding charge for the * * * chassis/flat

b.	If requires wires than charges will be the following:

i.	Per extra labor hourly lifting rates

ii.	Contract charge for bundling / unbundling

C.	If the contractor locks (or unlocks) and secures empty flatracks pierside and lifts to/from vessel as one unit, the carrier will be charged the base lift rate for each individual flat loaded/discharged provided that the contractor follows the stow plan provided by the carrier with relation to the stowage of flatracks.

(i.e. if 4 flats are locked together shoreside and lifted as one unit to the vessel, the lift charge to the carrier will be 4 x base lift rate)

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Tacoma	2

2.	(A) Reefer Differential assessed to each loaded reefer for plug/unplug services, quality check at time of discharge /loading, record keeping, administrative services. This rate does not include pre-tripping, labor to fuel genset, cleaning, reefer wash, M&R, genset mount/dismount and fuel. Rate to be charged also for reefers received/delivered with no vessel activity.	* * * per loaded reefer

	(B) Daily Reefer monitoring and electric charges per calendar day or portion thereof (minimum one day charge)	* * * Daily charge

First Calendar Day to receive a * * * percent discount from stated rate.

3.	Installing or removing Genset –* * * minutes at the applicable M and R man hour rate plus * * *

4.	A) Standby /guarantee per Gang per hour Weekday, 1st Shift Straighttime In addition overtime differentials (item no. 5 will apply) based on period	* * *

	B) Extra Labor/Heavy Lifts per Gang per hour Weekday, 1st Shift Straighttime In addition overtime differentials (item no. 5 will apply) based on period	* * *

C) Detentions per Gang per Hour                                      Weekday, 1st Shift Straighttime

(see appendix 1 for list of billable and non billable detentions)

In addition overtime differentials (item no. 5 will apply) based on period

* * *

5.	Overtime Differentials per gang per hour
	Weekday, 2nd Shift	* * *	Weekday, 3rd Shift	* * *
	Weekend, 1st Shift	* * *	Weekend, 2nd Shift	* * *
	Weekend, 3rd Shift	* * *	Holiday, 1st/2nd Shift Weekdays	* * *
			Holiday, 3rd Shift Weekdays	* * *

6.	Overtime Gate Charges – extra labor plus equipment per items 12 and 13 below prorated between carriers based on percentage of moves utilizing gate outside standard terminal gate hours. Current standard gate hours are 0800 to 1700 Monday through Friday on straighttime workdays. If the terminal operator chooses to open during the lunch period or operate flex gates there will be no extra charge to the carrier. Overtime gate charges also apply to ILWU holidays. Holiday gates which are included in the base lift rate are stated on attached schedule.

A flat rate will apply for second shift gate on Tuesday or Thursday of * * * per shift, and a flat rate on Wednesday or Friday of * * * per shift. If Horizon Lines wishes to remain open from 1700 – 1800 any night this cost will be absorbed by Horizon Lines.

A flat rate of * * * will be charged for 1st /2nd shift gate on Saturdays.

7. Extra Gate Moves (exceeding the * * * gate moves included per vessel lift). Billing to be done on a calendar month basis.	* * * /move

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Tacoma	3

8. Mounting/grounding	* * */move 1st shift weekday
* * */move 2nd shift Weekday
* * */move 3rd shift Weekday
* * */move 1st/2nd shift Weekend
* * */move 3rd shift Weekend

**	Subject to minimum labor guarantees

Mounting and Grounding will only be charged when performed outside of the normal throughput cycle. This includes but is not limited to digging out empty containers by container number, for sale containers, off hire containers, containers moving to/from repair, unusual requests requiring restacking of full containers etc. Each container that is required to be handled within stack to carry out request will be charged a mount and/or ground fee. Also, this would apply if there is an overall change by Horizon Lines in the mode of operation. This rate will include drayage of container within the terminal. In regards to For Sale and Off Hire containers, if a trucker requests a specific container number, then Contractor will charge a mounting /grounding charge per move shifted/handled, excluding the move for the container delivered.

In addition, in the event that the Carrier changes its mode of operation or makes a special request to the Contractor not covered by this Agreement, in either case, Contractor reserves the right to order a dedicated yard detail and charge Carrier at extra labor plus equipment rates. Mounting/Grounding charges do not apply to the switch out of insulated containers occurring two times per year however drayage charges do apply.

9.	Miscellaneous Parts for Roadability -carrier to handle directly with m and r vendor. This is not applicable to Maersk owned chassis.

10. Lashing/unlashing of breakbulk cargo on board vessel	extra labor man hour rates plus materials at cost plus * * * percent
11.	Maintenance - carrier to handle directly with m and r vendor

12.	Equipment rental rates (when ordered by carrier) (excludes operator)

– Top Loader	* * * per hour
– Yard Hustlers	* * * per hour
– Empty Handler	* * * per hour
– Transtainer	* * * per hour
– Bombcart	* * * per hour
– Container Crane	* * * per hour

13.	Extra Labor Rates per man hour subject to minimum guarantees

Weekday, 1st Shift	* * *	Weekday, 2nd Shift	* * *
Weekday, 3rd Shift	* * *	Weekend, 1st Shift	* * *
Weekend, 2nd Shift	* * *	Weekend, 3rd Shift	* * *

14.	Line Handling carrier to make payment directly to vendor

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Tacoma	4

15.	Full containers received over the road and redelivered without loading or discharging to or from vessel are not included in the * * * gate moves or allowed mounting/grounding and will be billed * * * per container for receipt/delivery (Excludes demurrage)

16.	Terminal storage charges-

Storage of empty containers -	* * * per unit per day

Empty allowance will be determined by multiplying the carriers container lift volume each month times * * * times the number of days in the month. Excess empty container days over such allowed free days will be charged monthly at the following rate per container per day. (free days = lifts x * * * x days in period)

In any event when terminal notifies carrier of excess empties on terminal, carrier will provide an evacuation plan to reduce empties to an acceptable level within the following 14 days.

Notwithstanding the means of calculating Carrier’s empty allowance stated above, the parties agree when the Contractor notifies the Carrier that empty storage of equipment meets or exceeds the storage cap, Carrier will be required to present the respective terminal with an empty evacuation plan to reduce the number of empties below the cap within a fourteen day period. Daily storage cap is equal to * * * empty containers.

Empties at offdock will not be included in storage days. Empties at offdock will be charged the lease rate plus the storm sewer rate plus the lease hold tax for the portion of property utilized. Utilization is deterimined by dividing the number of containers actually stored on facility by * * *.

Ie if there were * * * containers on facility that would equal billing of 1 acre. Subject to continued port agreement.

17. Demurrage –	Terminal Operator will bill, collect, and retain demurrage from carrier per terminal tariff in effect on October 15, 2006. Below is table of rates from terminal tariff.

	Charge per day for the first * * * days or fraction thereof		Charge per day for each additional day over * * * days or fraction thereof
Inbound
up to 20 ft.	* * *		*	* *
Over 20 ft to 40 ft:	* * *		*	* *
Over 40’	* * *		* * *
Outbound
20 ft.	*	* *	*	* *
Over 20 ft to 40 ft:	*	* *	*	* *
Over 40’	*	* *	* * *

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Tacoma	5

Freetime for import and export cargo is * * * business days for dry containers and * * * business days for temperature controlled containers The only freetime exceptions are that the Contractor shall grant Carrier * * * business days freetime for autoracks, pallet loads, and dunnage provided that Carrier provides a list of these containers to Contractor 48 hours prior to vessel’s arrival.

18.	Custom’s Vacis/Security /USDA Exams/other government exams	per terminal tariff

	Other drays within terminal premises not associated with throughput cycle.	* * * one way

	Dray charge to empty annex lot for seasonal equipment change	* * * per container

19.	Bundling of chassis/flatracks first shift weekdays	* * * per chassis/flat bundled plus materials

20.	Out of service equipment (containers and chassis) remaining on terminal in excess of * * * calendar days w/o approval from carrier to proceed with necessary repairs will be assessed a storage charge * * * per container per day

If container is able to be stack in a normal manner and fits in one container slot then storage (item 16) only applies.

21.	Any services not covered by above rates will be charged per terminal tariff. If not listed in terminal tariff or in above rates then services to be charged on extra labor basis (item no. 13) plus equipment (item no. 12).

22	Fuel Surcharge	* * * per lift

Fuel Surcharge is based on the Bureau of Labor Statistics Producer Price Index No 2 Diesel Fuel with February 2004 to February 2005 as the basis. This will be reviewed / adjusted once a year. If fuel prices decrease below the February 2005 level and eliminated if they fall below the February 2004 Level. Fuel surcharge will be reviewed on January 1st and July 1st each year.

23.	Chassis Switching charge	* * * /move 1st shift weekday
* * * /move 2nd shift Weekday
* * * /move 3rd shift Weekday
* * * /move 1st/2nd shift Weekend
* * * /move 3rd shift weekend

To/From truckers equipment From/To chassis

Switching of reefer containers from underslung genset chassis

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Tacoma	6

24. Container Incentive         Each container lift paid at base lift rate 1 A) will receive a credit of * * * per lift from December 11, 2007 to December 10, 2008 and a credit of * * * per lift from December 11, 2008 to December 10, 2009 on vessel invoice.

25. Reefer Fuel will be charged based on the following formula

The total number of running reefers loaded and discharged from vessels and barges for the month times * * * percent times * * * gallons per reefer times the average cost of a gallon of reefer fuel for the month at fuel vendor’s charge to Contractor plus * * * percent.

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6000 Carnegie Blvd, Charlotte, NC 28209-4637

Telephone: 704-571-2000      Fax: 704-571-4741